SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    January 8, 2019

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Aaron's, Inc. (the "Company") expects to adopt the new lease accounting standard, ASU 2016-02, Leases ("ASC 842"), beginning in the first quarter of 2019. The presentation furnished herewith as Exhibit 99.1 and incorporated herein by reference provides a summary of the anticipated lessor accounting impacts to the Company's statement of earnings for the year ended December 31, 2017 and the first, second and third quarters of 2018, as well as a descriptive discussion of the balance sheet impacts. The Company intends to use all or portions of the presentation in meetings with investors and analysts.

The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	ASC 842 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Steven A. Michaels
Steven A. Michaels
Chief Financial Officer and
Date: January 8, 2019		President of Strategic Operations